PARAGON GROUP, INC.

                           THIRD AMENDED AND RESTATED
                    1994 EMPLOYEE STOCK OPTION, UNIT OPTION,
                      RESTRICTED STOCK, RESTRICTED UNIT AND
                           RESTRICTED STOCK RIGHT PLAN


                  This Paragon Group, Inc. Third Amended and Restated 1994 Employee Stock Option, Unit Option, Restricted Stock, Restricted Unit and Restricted Stock Right Plan (the "Plan") amends and restates in its entirety the Paragon Group, Inc. Second Amended and Restated 1994 Employee Stock Option, Unit Option, Restricted Stock and Restricted Unit Plan. Set forth herein are all of the terms of the three plans comprising the Plan, one for the benefit of the employees of the Company (the "Company Plan"), one for the benefit of employees of Paragon Residential Services, Inc. (the "Management Company") or its general partner (the "Operating Partnership Plan") and one for the benefit of employees of Paragon Residential Services, Inc. (the"Management Company") and any Subsidiary of the Management Company (the "Management Company Plan").


     1.   PURPOSE

          The Plan is intended to advance the interests of the Company, the Operating Partnership and the Management Company by providing eligible individuals (as designated pursuant to Section 5 below) with an opportunity to acquire or increase a proprietary interest in the Company by granting them options, restricted units, restricted stock and restricted stock rights in accordance with the terms stated herein, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, the Operating Partnership and the Management Company, and encourage such eligible individuals to continue to serve the Company, the Operating Partnership or the Management Company. Each stock option granted under the Plan is intended to be an "incentive stock option" except (i) to the extent that any such Option would exceed the limitations set forth in Section 9 below, (ii) for Options granted to an employee other than an employee of the Company or any Subsidiary of the Company and (iii) for Options specifically designated at the time of grant as not being "incentive stock options".


     2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Stock Option Agreements, Unit Option Agreements, Restricted Stock Agreements, Restricted Unit Agreements and Restricted Stock Right Agreements), the following definitions shall apply:

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     2.1  "Affiliate"  means with  respect to an  entity,  any  company or other trade or business that is controlled by or under common control with such entity (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of such entity within the meaning of Rule 405 of Regulation C under the 1933 Act.

     2.2 "Agreement" means a written agreement that sets out the terms and conditions of the grant of an Incentive Award.

     2.3 "Applicable Committee" means, with respect to the Company Plan and the Operating Partnership Plan, the Company Committee, and, with respect to the Management Company Plan, the Management Company Committee.

     2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.5  "Company" means Paragon Group, Inc.

     2.6 "Company Committee" means the Executive Compensation Committee of the Board of Directors of the Company, which must consist of no fewer than two members of such board and shall be appointed by such board, or such other committee as the Board of Directors of the Company shall designate.

     2.7 "Company Plan" means the Plan as administered pursuant to Section 3.1 hereof for the benefit of employees of the Company.

     2.8 "Effective Date" means July 11, 1994, with respect to the Company Plan, and July 26, 1994 with respect to the Operating Partnership Plan and the Management Company Plan.

     2.9 "Employer" means the Company, Paragon Group L.P. or its general partner, Paragon Residential Services, Inc., or any Subsidiary of the Management Company, in their capacity as Employers of persons eligible to be designated recipients of Incentive Awards.

     2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.11 "Exercise Price" means the Option Price multiplied by the number of shares of Stock or Units purchased pursuant to the exercise of an Option.

     2.12 "Expiration Date" means the tenth (10th) anniversary of the Grant Date, or, if earlier, the termination of the Option pursuant to
          Section 18.3 hereof.

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     2.13 "Fair Market  Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board of Directors of the Company in good faith. Fair Market Value of a Unit is deemed equal to the Fair Market Value of a share of Stock.

     2.14 "Grant Date" means the later of (i) the date as of which the Applicable Committee approves the grant, (ii) the date as of which the Holder and the Employer enter into the relationship resulting in the Holder being eligible for grants, and (iii) such other date as the Applicable Committee shall determine.

     2.15 "Granting Employer" means the Company, the Operating Partnership or the Management Company, each with respect to Restricted Stock Awards, Restricted Unit Awards and Restricted Stock Right Awards made pursuant to the Company Plan, the Operating Partnership Plan and the Management Company Plan, respectively, unless the Applicable Committee as to any grant designates another Employer as the Granting Employer.

     2.16 "Holder" means a person who holds Stock or Units, including Restricted Stock, Restricted Units or Restricted Stock Rights under the Plan.

     2.17 "Incentive Award" means an award of an Option, Restricted Stock, Restricted Units or Restricted Stock Rights under the Plan.

     2.18 "Incentive Stock Option" means an "incentive stock option" within the meaning of section 422 of the Code.

     2.19 "Limited Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Paragon Group L.P., as now in effect or as hereafter amended.

     2.20 "Management Company" means Paragon Residential Property Services, Inc.

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

     2.21 "Management Company Committee" means the Board of Directors of the Management Company or any committee thereof appointed by such board to administer the Management Company Plan.

     2.22 "Management  Company Plan" means the Plan as administered  pursuant to
          Section 3.3 hereof for the benefit of the employees of the Management Company or its Subsidiaries.

     2.23 "Operating Partnership" means Paragon Group L.P.

     2.24 "Operating Partnership Plan" means the Plan as administered pursuant to Section 3.2 hereof for the benefit of the employees of the Operating Partnership or its general partner.

     2.25 "Option" means an option to purchase one or more shares of Stock or Units pursuant to the Plan.

     2.26 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

     2.27 "Optionee" means a person who holds an Option under the Plan.

     2.28 "Option Period" means the period during which Options may be exercised as defined in Section 12.

     2.29 "Option Price" means the purchase price for each share of Stock or Unit subject to an Option.

     2.30 "Plan" means this Third Amended and Restated 1994 Employee Stock Option, Unit Option, Restricted Stock, Restricted Unit and Restricted Stock Right Plan (which encompasses the Company Plan, the Operating Partnership Plan and the Management Company Plan), as the same may be hereafter amended from time to time.

     2.31 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.32 "Restricted Stock" means Stock which is subject to a risk of forfeiture pursuant to the Plan.

     2.33 "Restricted Stock Agreement" means the written agreement evidencing the grant of Restricted Stock hereunder.

     2.34 "Restricted Stock Award" means an award of Restricted Stock granted under the Plan.

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

     2.35 "Restricted Stock Right" means a conditional right, awarded to a Holder pursuant to Section 14 hereof, to receive a share of Stock in the future, which is subject to restrictions and to a risk of forfeiture.

     2.36 "Restricted   Stock  Right  Agreement"  means  the  written  agreement
          evidencing the grant of Restricted Stock Rights hereunder.

     2.37 "Restricted Stock Right Award" means an award of Restricted Stock Rights granted under the Plan.

     2.38 "Restricted Unit" means a Unit which is subject to a risk of forfeiture pursuant to the Plan.

     2.39 "Restricted Unit Agreement" means the written agreement evidencing the grant of Restricted Units hereunder.

     2.40 "Restricted Unit Award" means an award of Restricted Units granted under the Plan.

     2.41 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.42 "Stock" means the shares of common stock, par value $.01 per share, of the Company.

     2.43 "Stock Option Agreement" means the written agreement evidencing the grant of an Option to acquire shares of Stock hereunder.

     2.44 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.45 "Unit" means a "Partnership Unit" as that term is defined in the Limited Partnership Agreement. All Units that are the subject of Restricted Unit Agreements to be granted under this Plan are "Limited Partner Interests" as that term is defined in the Limited Partnership Agreement.


     2.46 "Unit Option Agreement" means the written agreement evidencing the grant of an Option to acquire Units hereunder.


     3.   ADMINISTRATION

     3.1 Company Plan. The Company Plan shall be administered by the Company Committee. Each member of the Company Committee must qualify in all respects as a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. The Company Committee shall have such powers and authorities related to the administration of the Company Plan as are consistent with the

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          Company's  articles of  incorporation  and by-laws and with applicable law. The Company Committee shall have the full power and authority (subject to any restrictions imposed by the Board of Directors of the Company, the Company's articles of incorporation or by-laws or applicable law) to take all actions and to make all determinations required or provided for under the Company Plan, any Incentive Award granted by the Company Committee under the Company Plan and any Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Company Plan that the Company Committee deems to be necessary or appropriate to the administration of the Company Plan, any Incentive Award granted by the Company Committee under the Company Plan and any Agreement
          entered  into  in  connection   therewith.   The   interpretation  and
          construction by the Company Committee of any provision of the Company Plan, any Incentive Award granted by the Company Committee under the Company Plan and any Agreement entered into in connection therewith shall be final and conclusive with respect to the Holder.

     3.2 Operating Partnership Plan. The Operating Partnership Plan shall be administered by the Company Committee. Each member of the Company Committee must qualify in all respects as a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. The Company Committee shall have the full power and authority (subject to any restrictions imposed on such Committee by Section 3.1 hereof) to take all actions and to make all determinations required or provided for under the Operating Partnership Plan, any Incentive Award granted by the Company Committee under the Operating Partnership Plan and any Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Operating Partnership Plan that the Company Committee deems to be necessary or appropriate to the administration of the Operating Partnership Plan, any Incentive Award granted by the Company Committee under the Operating Partnership Plan and any Agreement entered into in connection therewith. The interpretation and construction by the Company Committee of any provision of the Operating Partnership Plan, any Incentive Award granted by the Company Committee under the Operating Partnership Plan and any Agreement entered into in connection therewith shall be final and conclusive with respect to the Holder.

     3.3  Management   Company  Plan.  The  Management  Company  Plan  shall  be
          administered by the Management Company Committee. The Management Company Committee shall have such powers and authorities related to the administration of the Management Company Plan as are consistent with the Management Company's certificate of incorporation and by-laws and with applicable law. The Management Company Committee shall have the full power and authority (subject to any restrictions imposed by the Board of Directors of the Management Company, the Management Company's certificate of incorporation or

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

          by-laws or applicable law) to take all actions and to make all determinations required or provided for under the Management Company Plan, any Incentive Award granted by the Management Company Committee under the Management Company Plan and any Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Management Company Plan that the Management Company Committee deems to be necessary or appropriate to the administration of the Management Company Plan, any Incentive Award granted by the Management Company Committee under the Management Company Plan and any Agreement entered into in connection therewith. The interpretation and construction by the Management Company Committee of any provision of the Management Company Plan, any Incentive Award granted by the Management Company Committee under the Management Company Plan and any Agreement entered into in connection therewith shall be final and conclusive with respect to the Holder.

     3.4 No Liability. No member of the Company Committee or the Management Company Committee shall be liable to any Holder or to the Company, the Operating Partnership, or the Management Company or any of their Affiliates, employees, stockholders or partners for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.

     3.5 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only with respect to Incentive Awards to Reporting Persons.


     4.   STOCK AND UNITS

          The shares of Stock and Units that are the subject of an Incentive Award may be (i) issued and outstanding shares or Units owned or acquired by the Granting Employer, (ii) treasury shares or Units (to the extent permitted by applicable law) or (iii) authorized but unissued shares or Units. The aggregate total number of shares of Stock and Units that may be granted pursuant to Incentive Awards under the Plan shall not exceed a combined total of 1,460,000 shares of Stock and Units, provided that no more than 485,000 shares of Stock and Units may be issued pursuant to Restricted Stock Awards, Restricted Unit Awards and Restricted Stock Right Awards. If any Incentive Award expires, terminates, or is terminated or canceled for any reason prior to exercise or vesting in full, the shares of Stock or Units that were subject to the unexercised, forfeited, or terminated portion of such Incentive Award shall be available immediately for future grants by the Granting Employer with respect thereto (subject to Section 13.1(c) hereof) of Incentive Awards under the Plan.


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

     5.   ELIGIBILITY

     5.1 Designated Recipients. Incentive Awards may be granted under the Plan to (i) any full-time employee of the Company, the Operating Partnership or its general partner or the Management Company or any Subsidiary of the Management Company (including any such individual who is an officer or director of the Company, the Operating Partnership or its general partner or the Management Company or any Subsidiary of the Management Company) as the Applicable Committee shall determine and designate from time to time or (ii) any other individual whose participation in the Plan is determined by the Company Committee to be in the best interests of the Company and is so designated by the Company Committee.

     5.2 Successive Grants. An individual may hold more than one Incentive Award, subject to such restrictions as are provided herein.

     6.   EFFECTIVE DATE AND TERM OF THE PLAN

     6.1  Effective Date. The Plan is effective as of the Effective Date.

     6.2  Term. The Plan has no termination  date;  provided,  however,  that no
          Incentive   Stock  Option  may  be  granted  on  or  after  the  tenth anniversary of the Effective Date.


     7.   PARACHUTE LIMITATIONS

          Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee or Holder with any Employer that is not an agreement, contract, or understanding entered into after the Effective Date that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation by the Employers to the Optionee or Holder (including groups or classes of participants or beneficiaries of which the Optionee or Holder is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee or Holder (a "Benefit Arrangement"), if the Optionee or Holder is a "disqualified individual," as defined in
     Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee or Holder under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee or Holder under this Plan to be considered a

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     "parachute  payment"  within  the  meaning  of  Section  280G(b)(2)  of the
     Internal Revenue Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee or Holder from all Employers under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Optionee or Holder without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee or Holder under any Other Agreement or any Benefit Arrangement, would cause the Optionee or Holder to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee or Holder as described in clause (ii) of the preceding sentence, then the Optionee or Holder shall have the right, in the Optionee's or Holder's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee or Holder under this Plan be deemed to be a Parachute Payment.



     8.   GRANT OF OPTIONS

     8.1 General. Subject to the terms and conditions of the Plan, the Company Committee and the Management Company Committee may from time to time grant to such eligible individuals as the Applicable Committee may determine, Options to purchase such number of shares of Stock or Units on such terms and conditions as the Applicable Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.


     8.2 Limitation on Grants of Options to Executives. The maximum number of shares of Stock and Units subject to Options that can be awarded under the Plan to any executive officer of the Company, the Operating Partnership or its general partner or the Management Company, or to any other person eligible for a grant of an Incentive Award under
          Section 5.1 hereof, is 600,000 during the first ten years after the effective date of the Plan and 60,000 per year thereafter.

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


     9.   LIMITATION OF INCENTIVE STOCK OPTIONS


               An Option (other than an Option described in exceptions (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer and its parent and Subsidiary) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.


     10.  OPTION AGREEMENTS

               All Options granted pursuant to the Plan shall be evidenced by Option Agreements, to be executed by the Granting Employer and by the Optionee, in such form or forms as the Applicable Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.


     11.  OPTION PRICE

               The Option Price shall be fixed by the Applicable Committee and stated in each Option Agreement. The Option Price shall not be less than the Fair Market Value of the shares of Stock or Units on the Grant Date of the Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the Fair Market Value of a share of Stock at the time such Option is granted.


 .    12. TERM AND EXERCISE OF OPTIONS

     12.1 Term. Each Option granted under the Plan shall terminate and all rights to purchase shares of Stock or Units thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Applicable Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

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

     12.2 Option Period and Limitations on Exercise. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Applicable Committee shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Applicable Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Applicable Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.

     12.3 Termination of Employment. Upon the termination of the employment of an Optionee with the Granting Employer, other than by reason of the death or "permanent and total disability" (within the meaning of
          Section 22(e)(3) of the Code), any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase shares of Stock or Units pursuant to such
          Option; provided further, that the Applicable Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 12.2 above), in the event of termination of employment of the Optionee with the Granting Employer, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 12.2 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 12.2 above, as the Applicable Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan, shall be determined by the Applicable Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Granting Employer shall not be deemed to occur if the Optionee is immediately thereafter employed with any other Employer.

     12.4 Rights in the Event of Death. If an Optionee dies while employed by the Granting Employer, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 12.2 above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 12.1 above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Applicable

          Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 12.2 above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 12.1 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 12.2 above, as the Applicable Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

     12.5 Rights in the Event of Disability. If an Optionee terminates employment with the Granting Employer by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 12.2 above), at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 12.1 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Applicable Committee may provide, by inclusion of appropriate language in any Option Agreement, that an


          Optionee may (subject to the general limitations on exercise set forth in Section 12.2 above), in the event of the termination of employment of the Optionee with the Granting Employer by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 12.1 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 12.2 above, as the Applicable Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Applicable Committee, which determination shall be final and conclusive.

     12.6 Limitations on Exercise of Option. Notwithstanding the foregoing Sections, in no event may the Option be exercised, in whole or in part, after ten years following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 18.3 below which results in termination of the Option. In no event may the Option be exercised for a fractional share or Unit.

     12.7 Method of Exercise. An Option that is exercisable hereunder may be exercised by the Optionee's delivery to the Granting Employer of written notice of the exercise and the number of shares of Stock or Units for which the Option is being exercised. Such delivery shall occur on any business day, at the

          Granting Employer's principal office, addressed to the attention of the Applicable Committee. Such notice shall specify the number of shares of Stock or Units with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares or Units for which the Option is being exercised. The minimum number of shares of Stock or Units with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or Units or such lesser number set forth in the applicable Option Agreement and (ii) the maximum number of shares or Units available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares or Units purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Granting Employer of shares of Stock or Units, which shares or Units shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Applicable Committee may provide, by inclusion of appropriate language in an Option Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock or Unit certificate or certificates for the shares of Stock or Units for which the Option is exercised be delivered to a licensed broker acceptable to the Granting Employer as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Granting Employer cash (or cash equivalents acceptable to the Granting Employer) equal to the Option Price for the shares of Stock or Units purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Granting Employer may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder or limited partner (for example, the right to receive cash, dividend payments or distributions attributable to the subject shares of Stock or Units or to direct the voting of the subject shares of Stock ) until the shares of Stock or Units covered thereby are fully paid and issued to him or her. Except as provided in Section 18 below, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.


     12.8 Transfer of Stock to Employee. Promptly after the exercise of a Stock Option by an employee of the Company and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or Stock certificates evidencing his or her ownership of such shares of Stock.

     12.9 Transfer of Stock to Other Employees


          (a) Promptly after the exercise of a Stock Option by an employee of an Employer that is not the Company and the payment in full of the Option Price of the shares of Stock covered thereby:


                    (i) The Company  shall sell to the  Employer  employing  the
               Optionee the number of shares of Stock as to which the Option was exercised for a price equal to the Fair Market Value of such shares.


                    (ii) The Employer shall deliver to the individual exercising the Option a Stock certificate or Stock certificates evidencing his or her ownership of such shares of Stock.


    12.10 Transfer of Units to an Operating Partnership Employee. Promptly after the exercise of a Unit Option by an employee of the Operating Partnership or its general partner and the payment in full of the Option Price of the Units covered thereby, the individual exercising the Option shall be entitled to the issuance of a Unit certificate or Unit certificates (if certificates with respect to Units are issued) evidencing his or her ownership of such Units.


     12.11 Transfer of Units to Other Employees


          (a) Promptly after the exercise of a Unit Option by an employee of an Employer that is not the Operating Partnership or its general partner and the payment in full of the Option Price of the Units covered thereby:


                         (i) The Operating Partnership shall sell to the Employer employing the Optionee the number of Units as to which the Option was exercised for a price equal to the Fair Market Value of such Units.


                         (ii) The Employer shall deliver to the individual exercising the Option a Unit certificate or Unit certificates (if certificates with respect to Units are issued) evidencing his or her ownership of such Units.

     13.  GRANT OF RESTRICTED STOCK AND RESTRICTED UNITS

     13.1 Restricted Stock Awards; Restricted Unit Awards.

          (a) The Company Committee and the Management Company Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Applicable Committee may determine, grant Restricted Stock Awards under the Plan. Each Restricted Stock Award shall be evidenced by a written instrument which shall state the number of shares of Stock covered by the award and the terms and conditions which the Applicable Committee shall have determined with respect to such award. Upon the grant of each Restricted Stock Award, subject to Sections 13.1(e) and
               13.3 hereof, the Company shall cause a certificate representing the Stock covered by the award to be registered in the name of the Holder and delivered to the Holder without payment on his part (unless such shares are newly issued shares of Stock granted under the Company Plan, in which case the Company may require a payment equal to the par value of each share for each share issued). The Holder shall generally have the rights and privileges of a stockholder of the Company with respect to such Stock, including the right to vote and to receive dividends, subject to the restrictions specified in Sections 13.1(c) and 13.1(d) hereof.

          (b) The Company Committee and the Management Company Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Applicable Committee may determine, grant Restricted Unit Awards under the Plan. Each Restricted Unit Award shall be evidenced by a written instrument which shall state the number of Units covered by the award and the terms and conditions which the Applicable Committee shall have determined with respect to such award. Upon the grant of each Restricted Unit Award, subject to Sections 13.1(f) and 13.3 hereof, if certificates are issued with respect to Units, the Operating Partnership shall cause a certificate representing the Units covered by the award to be registered in the name of the Holder and delivered to the Holder without payment on his part. If the Unit is newly issued or, with respect to a previously issued Unit, the general partner admits the Holder as a substituted limited partner, the Holder shall generally have the rights and privileges of a limited partner in the Operating Partnership with respect to such Unit, including the right to receive distributions, subject to the restrictions specified in Sections 13.1(c) and 13.1(d) hereof.

          (c) The Applicable Committee shall determine a period of time ("Limitation Period") during which restrictions shall apply to the Stock and Units transferred to a Holder with respect to each Restricted Stock Award and

               Restricted Unit Award. Except as otherwise determined by the Applicable Committee, the Holder may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares of Stock or Units covered by each Restricted Stock Award or Restricted Unit Award during the Limitation Period applicable with respect to such Restricted Stock Award and Restricted Unit Award. The Applicable Committee in its discretion may prescribe conditions for the incremental lapse of the preceding restrictions during the Limitation Period, and for the lapse or termination of such restrictions upon the occurrence of certain events before the expiration of the Limitation Period. The Applicable Committee in its discretion also may shorten or terminate the Limitation Period or waive any conditions for the lapse or termination of the restrictions with respect to all or any portion of the shares of Stock or Units covered by the Restricted Stock Award or Restricted Unit Award. The restrictions applicable to a Restricted Stock Award or a Restricted Unit Award shall lapse upon the earliest of the following: (1) the expiration of the Limitation Period applicable to the Restricted Stock Award or Restricted Unit Award; (2) the occurrence of an event prescribed by the Applicable Committee which results in the lapse of the restrictions; or (3) such other time as the Applicable Committee may determine.

          (d) The shares of Stock or Units covered by a Restricted Stock Award or Restricted Unit Award shall be forfeited by the Holder upon termination of the Holder's employment with the Granting Employer for any reason before the occurrence of any of the events described in the last sentence of Section 13.1(c) hereof. The Holder shall thereupon immediately transfer the shares or Units to his or her Employer without payment by the Granting Employer. If the Granting Employer is not the Company or the Operating Partnership, the Company and the Operating Partnership shall have the right to purchase any such forfeited shares or Units from such Granting Employer at a price equal to Fair Market Value at any time subsequent to such forfeiture.


          (e) Promptly after the grant of a Restricted Stock Award by the Operating Partnership or its general partner, the Management Company or a Subsidiary of the Management Company, such company shall notify the Company of the grant and of the recipient's name, address and social security number, and shall either (i) pay or cause to be paid to the Company an amount equal to the Fair Market Value of the shares which are subject to the Restricted Stock Award or (ii) deliver free and clear of any liens or encumbrances certificates representing outstanding shares of Stock in an amount equivalent to the number of shares granted.


          (f) Promptly after the grant of a Restricted Unit Award by the Management Company or a Subsidiary of the Management Company, such company shall notify the Operating Partnership of the grant and of the recipient's name, address and social security number, and shall either (i) pay or cause to be paid to the Operating Partnership an amount equal to the Fair Market Value of the Units which are subject to the Restricted Unit Award or (ii) deliver free and clear of any liens or encumbrances certificates representing outstanding Units in an amount equivalent to the number of Units granted.

     13.2 Restricted Stock Agreement; Restricted Unit Agreement. All Restricted Stock Awards and all Restricted Unit Awards granted pursuant to the Plan shall be evidenced by Restricted Stock Agreements or Restricted Unit Agreements, as applicable, to be executed by the Granting Employer and by the Holder, in such form or forms as the Applicable Committee shall from time to time determine. Restricted Stock
          Agreements and Restricted Unit Agreements covering Restricted Stock and Restricted Units granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Restricted Stock Agreements and Restricted Unit Agreements shall comply with all terms of the Plan.

     13.3 Certificates for Restricted Stock and Restricted Units. The Applicable Committee may require that the certificates evidencing the grant of a Restricted Stock Award or Restricted Unit Award (if Unit certificates are issued) hereunder be held in escrow until such restrictions have expired. The Company shall also cause a legend to be placed on such certificates that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions to which the shares of Stock or Units are subject. Upon attainment of the specified objectives and requirements (or, to the extent specified in the grant, the portion of such shares or Units earned by partial attainment of the objectives and requirements, as applicable), a certificate for the number of shares of Stock or Units (if Unit certificates are issued) with respect to which restrictions have lapsed shall be delivered to the Holder free of restrictions upon submission of the certificate originally issued with respect to such shares or Units.

     14.  GRANT OF RESTRICTED STOCK RIGHTS

     14.1 Restricted Stock Right Awards.

          (a) The Company Committee and the Management Company Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Applicable Committee may determine, grant Restricted Stock Right Awards under the Plan. Unless otherwise provided in a Restricted Stock Right Award Agreement, holders of Restricted Stock Rights shall have no rights as stockholders of the Company. The Applicable Committee may provide in an Restricted Stock Right Award Agreement evidencing a grant of Restricted Stock Rights that the holder of such Restricted Stock Rights shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each share of Restricted Stock held equal to the per-share dividend paid on the Stock. Such Restricted Stock Rights Award Agreement may also provide that such cash payment will be deemed reinvested in additional shares of

               Restricted Stock Rights at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

          (b) The Applicable Committee shall determine establish a period of time (the "Restricted Period") or shall prescribe certain events that must occur (each a "Triggering Event") that must lapse in order for the restrictions that apply to the Stock subject to a Restricted Stock Right Award to terminate. Each grant of Restricted Stock Rights may be subject to a different Restricted Period or Triggering Event, as applicable. The Applicable Committee may, in its sole discretion, at the time a grant of Restricted Stock Rights is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period or the occurrence of a Triggering Event, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock Rights. The Applicable Committee also may, in its sole discretion, shorten or terminate the Restricted Period, waive the required occurrence of a Triggering Event, or waive any other restrictions applicable to all or a portion of the Restricted Stock Rights. The Restricted Stock Rights may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed  of  during  the  Restricted  Period  or  prior  to  the satisfaction of any other restrictions prescribed by the Applicable Committee with respect to such Restricted Stock Rights.

          (c) The rights to shares of Stock covered by a Restricted Stock Right Award shall be forfeited upon the termination of the employment of a Holder with the Granting Employer for any reason, unless the Applicable Committee, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock Rights, the Holder shall have no further rights with respect to such grant.

          (d) Promptly after the grant of a Restricted Stock Right Award by the Operating Partnership or its general partner, the Management Company or a Subsidiary of the Management Company, such company shall notify the Company of the grant and of the recipient's name, address and social security number. Upon the expiration or termination of the Restricted Period or occurrence of the Triggering Event, as applicable, and the satisfaction of any other conditions prescribed by the Applicable Committee, the company that granted the Restricted Stock Right Award shall either (i) pay or cause to be paid to the Company an amount equal to the Fair Market Value of the shares that are subject to the Restricted Stock Right Award or (ii) deliver free and clear of any liens or encumbrances certificates representing outstanding shares of Stock in an amount equivalent to the number of shares granted.

     14.2 Restricted Stock Right Agreement. All Restricted Stock Rights Awards granted pursuant to the Plan shall be evidenced by Restricted Stock Rights Agreements to be executed by the Granting Employer and by the Holder, in such form or forms as the Applicable Committee shall from time to time determine. Restricted Stock Right Agreements covering Restricted Stock Rights granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Restricted Stock Right Agreements shall comply with all terms of the Plan.

     14.3 Delivery of Stock and Payment Therefor. Upon the expiration or termination of the Restricted Period or occurrence of the Triggering Event, as applicable, and the satisfaction of any other conditions prescribed by the Applicable Committee, the restrictions applicable to shares of Restricted Stock Rights shall lapse, and, upon payment by the Holder to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock Rights, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Holder or the Holder's beneficiary or estate, as the case may be.

     15.  TRANSFERABILITY OF STOCK, UNITS AND OPTIONS

               During the lifetime of an Optionee, only such Optionee or grantee
          (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee or grantee) may exercise the Option. No share of Restricted Stock or Restricted Unit shall be assignable or transferable, other than by will or the laws of descent and distribution, before the satisfaction of applicable performance and service requirements with respect to such shares, as set forth in the applicable Restricted Stock Agreement or Restricted Unit Agreement.


     16.  USE OF PROCEEDS

               The proceeds received by the Company or the Operating Partnership from the sale of shares of Stock or Units pursuant to Incentive Awards granted under the Plan shall constitute general funds of the Company or the Operating Partnership, respectively. As soon as practicable after receipt by the Company of the amount described in Sections 12.9(a)(i) and 13.1(e) above, the Company shall contribute an amount of cash equal to such payment to the wholly owned subsidiaries that own its interests in the Operating Partnership, which in turn will contribute such cash to the Operating Partnership, and the Operating Partnership shall issue additional partnership interests to such subsidiaries with a value equal to the amount of such contribution.


     17.  REQUIREMENTS OF LAW

     17.1 General.  The  Company  and the  Operating  Partnership  shall  not be required to sell or issue any shares of Stock or Units under any Incentive Award if the sale or issuance of such shares or Units would constitute a violation by the Optionee, the individual exercising the Option, or the Company or the Operating Partnership of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares or Units subject to the Option upon any securities exchange or under any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares or Units hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company or the Operating Partnership, as applicable, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, at the time of grant of Restricted Stock, Restricted Units or shares of Stock underlying Restricted Stock Rights, or when such shares or Units become vested or upon the exercise of any Option, unless a registration statement under such act is in effect with respect to the shares of Stock or Units covered by the Option or Restricted Stock Right, the Company or the Operating Partnership, as applicable, shall not be required to sell or issue such shares or Units unless the Company Committee has received evidence satisfactory to it that the Optionee or Holder may acquire such shares or Units pursuant to an exemption from registration under such act. Any determination in this connection by the Company Committee shall be final, binding, and conclusive. The Company or the Operating Partnership may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. Neither the Company nor the Operating Partnership shall be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock or Units pursuant thereto or pursuant to a grant of Restricted Stock, Restricted Units or Restricted Stock Rights to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable or that shares of Stock or Units may not be issued pursuant to a Restricted Stock Award, Restricted Unit Award or Restricted Stock Rights Award unless and until the shares of Stock or Units covered by such Option or grant are registered or are exempt from registration, the exercise of such Option or the issuance of shares of Stock or Units pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     17.2 Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors of the Company may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

     17.3 REIT Qualification. The Company shall not be required to sell or issue any shares of Stock under any Incentive Award if the sale or issuance of such shares would cause the Company to fail to qualify as a real estate investment trust for Federal income tax purposes or would result in the Optionee's or Holder's ownership of Stock in violation of the restrictions on ownership and transfer of Stock set forth in the Company's articles of incorporation.

     18.  AMENDMENT AND TERMINATION OF THE PLAN

          The Board of Directors of the Company may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock or Units as to which Incentive Awards have not been granted; provided, however, no amendment that materially affects the terms of Incentive Awards under the Operating Partnership Plan shall be effective with respect to the Operating Partnership Plan without the approval of the Board of Directors of the general partner of the Operating Partnership, and no amendment that materially affects the terms of Incentive Awards under the Management Company Plan shall be effective with respect to the Management Company Plan without the approval of the Board of Directors of the Management Company; and provided further, that any amendment which requires stockholder approval under Rule 163-b (or any successor rule) as a condition to the Plan's continued compliance with such rule, or which would cause the Plan not to comply with the Code, shall not be effective without approval by the affirmative vote of stockholders who hold at least a majority of the outstanding shares of Stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted stockholders' meeting. The Employer may retain the right in an Agreement to cause a forfeiture of the shares of Stock or gain realized by a Holder of an Incentive Award on account of the Holder taking actions prohibited by the applicable Agreement. Except as permitted under this Section 11 or Section 12 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Holder of the Incentive Award, alter or impair rights or obligations under any Incentive Award theretofore granted under the Plan.


     19.  EFFECT OF CHANGES IN CAPITALIZATION

     19.1 Changes in Stock or Units. If the number of outstanding shares of Stock or Units is increased or decreased or the shares of Stock or Units are changed into or exchanged for a different number or kind of shares or Units or other securities of the Company or the Operating Partnership on account of any recapitalization, reclassification, stock or Unit split, reverse split, combination of shares or Units, exchange of shares or Units, stock dividend or other distribution payable in capital stock or Units, or other increase or decrease in such shares or Units effected without receipt of consideration by the Company or the Operating Partnership, occurring after the Effective Date of the Plan, the number and kinds of shares of Stock or Units for the issuance of which Restricted Stock Awards, Restricted Unit Awards, and Restrictive Stock Right Awards may be granted and shares for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Restricted Stock Awards, Restricted Unit Awards, Restricted Stock Right Awards or Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Holder of the Restricted Stock Awards, Restricted Units Awards, Restricted Stock Right Awards or Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares or Units that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share or Unit.

     19.2 Reorganization in Which the Company or Operating Partnership Is the Surviving Entity. Subject to Section 19.3 hereof, if the Company or the Operating Partnership shall be the surviving entity in any reorganization, merger, or consolidation of the Company or the Operating Partnership with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock or Units subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share or Unit so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares or Units remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in the applicable Restricted Stock Agreement, Restricted Unit Agreement or Restricted Stock Right Agreement, any restrictions that were applicable to any previously granted Restricted Stock Award, Restricted Unit Award or Restricted Stock Right Award shall apply as well to any replacement shares received by the Holder as a result of such reorganization, merger, or consolidation.

     19.3 Reorganization in Which the Company or Operating Partnership Is Not the Surviving Entity or Sale of Assets or Stock or Units. Upon the dissolution or liquidation of the Company or the Operating Partnership, or upon a merger, consolidation, or reorganization of the Company or the Operating Partnership with one or more other entities in which the Company or the Operating Partnership is not the surviving entity, or upon a sale of substantially all of the assets of the Company or the Operating Partnership to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company or Operating Partnership is the surviving entity) approved by the Board of Directors of the Company or the general partner of the Operating Partnership, as applicable, that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of securities of, or interests in, the Company or the Operating Partnership (other than the Company or wholly owned subsidiaries of the Company), the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock or partnership units of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 12.2 above), immediately before the occurrence of such termination and during such period occurring before such termination as the Company Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Company Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. Unvested Restricted Stock Awards, Restricted Unit Awards and Restricted Stock Right Awards shall be vested in the case of an event described in this Section 19.3.

     19.4 Adjustments Adjustments under this Section 19 related to shares of Stock or securities of the Company or Units of the Operating
          Partnership shall be made by the Company Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     19.5 No Limitations on Company or Operating Partnership. The grant of Incentive Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company or the Operating Partnership to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

     20.  DISCLAIMER OF RIGHTS

               No provision in the Plan or in any Incentive Award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of any Employer, or to interfere in any way with any contractual or other right or authority of any Employer either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and such Employer. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Agreement, no Incentive Award granted under the Plan shall be affected by any change of duties or position of the Optionee or Holder (including a transfer to or from any Employer), so long as such Optionee or Holder continues to be a director, officer, consultant, employee, or independent contractor (as the case may be) of any Employer (the "Successor Granting Employer"). The Plan shall in no way be interpreted to require any Employer to transfer any Stock or Units to a third party trustee or otherwise hold any Stock or Units in trust or escrow for any participant or beneficiary under the terms of the Plan.

     21.  NONEXCLUSIVITY OF THE PLAN

               Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company, the Operating Partnership or its general partner or the Management Company or any Subsidiary thereof to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) such entities in their discretion determine desirable.

     22.  CAPTIONS

               The use of captions in this Plan or any Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Agreement.


     23.  WITHHOLDING TAXES

     23.1 Withholding. The Granting Employer shall have the right to deduct from payments of any kind otherwise due to an Optionee or Holder any Federal, state, or local taxes of any kind required by law to be withheld with respect to any shares of Stock or Units issued upon the exercise of an Option under the Plan, with respect to the termination of the Limitation Period with respect to Restricted Stock Awards or Restricted Unit Awards under the Plan or with respect to the termination of the Restricted Period in conjunction with the Restricted Stock Right Awards. At the time of termination of the Limitation Period or Restricted Period, as applicable, the Optionee or Holder shall pay to the Granting Employer any amount that the Granting Employer may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Granting Employer, which may be withheld by the Granting Employer (and/or the Successor Granting Employer) in its sole discretion, the Optionee or Holder may elect to satisfy such obligations, in whole or in part, (i) by causing such Granting Employer to withhold shares of Stock or Units otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to such Granting Employer shares of Stock or Units already owned by the Optionee or Holder. The shares of Stock or Units so delivered or withheld shall have a fair market value equal to such withholding obligations. The fair market value of the shares of Stock or Units used to satisfy such withholding obligation shall be determined by the Granting Employer
          (and/or the Successor Granting Employer) as of the date that the amount of tax to be withheld is to be determined. An Optionee or Holder who has made an election pursuant to this Section 23.1 may only satisfy his or her withholding obligation with shares of Stock or Units that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

     23.2 Limitations for Reporting Person. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use Stock or Units for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements under Rule 16b-3(e) or any successor rule under the Exchange Act.


     24.  OTHER PROVISIONS

          Each Incentive Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Applicable Committee, in its sole discretion.


     25.  NUMBER AND GENDER

          With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.


     26.  SEVERABILITY

          If any provision of the Plan or any Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.


     27.  GOVERNING LAW

          The validity and construction of this Plan and the instruments evidencing the Incentive Awards granted hereunder shall be governed by the laws of the State of Texas.

                                     * * *

     The Paragon Group, Inc. Third Amended and Restated 1994 Employee Stock Option, Unit Option, Restricted Stock and Restricted Unit Plan was duly adopted and approved by the Board of Directors of Paragon Group, Inc. on the 11 day of September, 1996.



                                                --------------------------
                                                Jerry J. Bonner
                                                Secretary of Paragon Group, Inc.


     The Paragon Group, Inc. Third Amended and Restated 1994 Employee Stock Option, Unit Option, Restricted Stock and Restricted Unit Plan was duly approved by the Board of Directors of Paragon Group GP Holdings, Inc., as general partner of Paragon Group L.P., on the 11 day of September, 1996.



                                                --------------------------
                                                Jerry J. Bonner
                                                Secretary of Paragon Group GP
                                                Holdings, Inc.



     The Paragon Group, Inc. Third Amended and Restated 1994 Employee Stock Option, Unit Option, Restricted Stock and Restricted Unit Plan was duly approved by the Board of Directors of Paragon Group Property Services, Inc. on the 12 day of September, 1996.



                                                --------------------------
                                                Jerry J. Bonner
                                                Secretary of Paragon Group
                                                Property Services, Inc.